                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) OCTOBER 2, 1998
                                                         ---------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)

     LAWS OF THE UNITED STATES                      33-99362                            76-0039224
     -------------------------                      --------                            ----------
  (State or other jurisdiction of           (Commission File Number)           (IRS Employer Identification
   incorporation or organization)                                                         Number)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
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(Address of principal executive offices)                             (Zip Code)


                  302/594-4117
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Registrant's telephone number, including area code


                                       N/A
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(Former name, former address and former fiscal year, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 2, 1998, the parent corporation for First USA Bank, N.A., (the "Bank"), Banc One Corporation, was merged (the "Merger") with First Chicago NBD Corporation ("FCNBD") and the surviving entity is BANK ONE CORPORATION ("BANK ONE"). Following the merger, the Bank is an indirect, wholly owned subsidiary of BANK ONE. In connection with such merger, the Bank, in its capacity as servicer of the First USA Credit Card Master Trust (the "Trust"), changed the independent accountants for the Trust from PricewaterhouseCoopers LLP, (formerly "Coopers & Lybrand L.L.P.") ("PwC"), to Arthur Andersen LLP ("AA"), historically engaged by FCNBD. BANK ONE has selected AA as the certifying accountant for the merged entity. The sole reason for the change of the independent accountants for the Trust was to align the independent accountants of the Trust with those of BANK ONE.

         The Trust does not have financial statements and the reports of independent accountants for the Trust are limited to (i) examining the assertion of the Servicer that it has maintained effective internal control over the servicing of credit card accounts under the Master Pooling and Servicing Agreement for the Trust, in accordance with standards established by the American Institute of Certified Public Accountants, (ii) examining, in accordance with standards established by the American Institute of Certified Public Accountants, the assertion of the Servicer that it has complied with certain covenants and conditions set forth in the Master Pooling and Servicing Agreement for the Trust and (iii) comparing the mathematical calculations of each amount set forth in the monthly servicer's certificates prepared by the Servicer with the Servicer's computer reports, which were the source of such amounts. Therefore, the standards enumerated in Item 304 of Regulation S-K under the Securities and Exchange Act of 1934 ("Item 304"), which apply to audits of financial statements, are not applicable to the services performed for the Trust by independent accountants. Nonetheless, the reports of PwC with respect to the Trust for the fiscal year ended December 31, 1997, and the reports of Ernst & Young LLP ("Ernst & Young") for the prior two fiscal years ended June 30, 1996 and June 30, 1997 did not state that either (x) the assertions of the Servicer in clauses (i) and (ii) above were not fairly stated, in all material respects or (y) the amounts referred to in clause (iii) above were not in agreement, except for such exceptions as such accounting firm believed to be immaterial, and there were no disagreements (as defined in the instructions to Item 304 of Regulation S-K) between either such accounting firm and the Bank, in its capacity as servicer of the Trust, in connection with such reports. The decision to change accountants was made in connection with the Merger in order to align the independent accountants of the Trust with those of BANK ONE.

         In the two years prior to AA's appointment, the Bank, in its capacity as servicer of the Trust, did not consult AA in any matter with respect to the Trust.

         A letter from PwC stating their agreement with the statements made herein is filed as Exhibit 16.01 to this Form 8-K.


ITEM 7.  FINANCIAL  STATEMENTS AND EXHIBITS

         The following exhibit is filed as part of this report:

(16.01)  Letter regarding Change in Certifying Accountant

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK, N.A.


                              By:/s/ Tracie H. Klein
                                 -----------------------------
                                  Name: Tracie H. Klein
                                  Title: Vice President



Date: October 9, 1998
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                                  EXHIBIT INDEX


Exhibit No.                Description                                 Page No.

16.01          Letter regarding Change in Certifying Accountant            5